Events after the balance sheet date	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date	26. Events after the balance sheet date

Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.

On 12 February 2026, Unilever announced a quarterly dividend with the 2025 fourth-quarter results of €0.47/£0.41 per PLC ordinary share. The total value of the announced dividend is €1,017 million.
In February 2026, we announced a share buyback programme of €1.5 billion to be conducted during 2026.